UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23328

FLAT ROCK OPPORTUNITY FUND

(Exact name of registrant as specified in charter)

Robert K. Grunewald

Chief Executive Officer

1350 6th Avenue, 18th Floor

New York, NY 10019

(Address of principal executive offices) (Zip code)

(212) 596-3413

(Registrant’s telephone number, including area code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Copy to:

Owen J. Pinkerton, Esq.

Thompson Hine LLP

1919 M Street, N.W., Suite 700

Washington, D.C. 20036-3537

(202) 263-4144

Date of fiscal year end: December 31

Date of reporting period: January 1, 2019 – June 30, 2019

Item 1.     Reports to Stockholders.

FLAT ROCK
GLOBAL
WHERE INVESTORS COME FIRST

Flat Rock Opportunity Fund

Semi-Annual Report | June 30, 2019

Table of Contents

Portfolio Update (Unaudited)	1
Schedule of Investments	3
Statement of Assets and Liabilities	5
Statement of Operations	6
Statements of Changes in Net Assets	7
Statement of Cash Flows	8
Financial Highlights	10
Notes to Financial Statements	11
Additional Information (Unaudited)	23

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.flatrockglobal.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Notwithstanding the availability of shareholder reports online, you may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (212) 596-3413 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling (212) 596-3413.

Flat Rock Opportunity Fund	Portfolio Update

June 30, 2019 (Unaudited)

INVESTMENT OBJECTIVE

Flat Rock Opportunity Fund's (“the Fund”) investment objective is to generate current income and, as a secondary objective, long-term capital appreciation.

PERFORMANCE OVERVIEW

For the six months ended June 30, 2019, the Fund returned 9.25% on a net asset value (“NAV”) basis. During that same period, the S&P BDC Total Return Index returned 19.45% and the S&P 500 Index returned 18.54%. The Fund's performance benefited from a recovery in the CLO and leveraged loan markets and increased spreads on the underlying CLO loans.

PERFORMANCE as of June 30, 2019

	1 Month	6 Month	Since Inception(1)
Flat Rock Opportunity Fund – NAV(2)	0.23%	9.25%	7.68%
S&P BDC Total Return Index(3)	3.46%	19.45%	7.80%
S&P 500 Index	7.05%	18.54%	10.07%

(1)	The Fund commenced operations on July 2, 2018.

(2)	Performance returns are net of management fees and other Fund expenses.

(3)	The S&P BDC Total Return Index is designed to track leading business development companies that trade on major U.S. exchanges. BDCs are publicly traded private equity firms that invest equity and debt capital in small and mid-sized businesses, and make managerial assistance available to portfolio companies. Constituent companies are BDCs that meet minimum market capitalization and liquidity requirements. The index uses a capped market capitalization weighting scheme. Modifications are made to market cap weights, if required, to reflect available float, while applying single stock capping to the index constituents.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, if repurchased, may be worth more or less than their original cost. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions.

Flat Rock Opportunity Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. The Fund is suitable only for investors who can bear the risks associated with the Fund's limited liquidity and should be viewed as a long-term investment. The Fund’s shares have no history of public trading, nor is it intended that our shares will be listed on a national securities exchange at this time, if ever. Investing in the Fund’s shares may be speculative and involves a high degree of risk, including the risks associated with leverage. Investing in the Fund involves risk, including the risk that shareholders may receive little or no return on their investment or that shareholders may lose part or all of their investment. The Fund intends to invest primarily in the equity and, to a lesser extent, in the junior debt tranches of CLOs that own a pool of senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated. The Fund’s investments in the equity and junior debt tranches of CLOs are exposed to leveraged credit risk. Investments in the lowest tranches bear the highest level of risk. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to our performance, such as a return of capital or borrowings. The amount of distributions that the Fund may pay, if any, is uncertain. The Fund has limited operating history.

Semi-Annual Report | June 30, 2019	1

Flat Rock Opportunity Fund	Portfolio Update

June 30, 2019 (Unaudited)

ASSET ALLOCATION as of June 30, 2019^

^	Holdings are subject to change.

Percentages are based on net assets of the Fund.

TOP TEN HOLDINGS* as of June 30, 2019

% of Total Investments**
United States Treasury Bill	24.58%
TCP Whitney CLO, Ltd.	18.58%
Dryden 33 Senior Loan Fund	10.62%
ICG US CLO 2019-2, Ltd.	8.51%
MidOcean Credit CLO X Warehouse LLC	5.99%
Ares XLIX CLO, Ltd.	5.61%
Eaton Vance CLO 2018-1, Ltd.	4.90%
Neuberger Berman CLO XXIII, Ltd.	3.53%
Hercules Capital, Inc.	2.90%
Neuberger Berman Loan Advisers CLO 29, Ltd., Class INC	2.63%
87.85%

*	Holdings are subject to change and exclude cash equivalents.

**	Percentages are based on total investments of the Fund.

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Flat Rock Opportunity Fund	Schedule of Investments

June 30, 2019 (Unaudited)

	Shares	Value
COMMON STOCKS - 7.98%

Hercules Capital, Inc.	119,435	$1,531,157
TriplePoint Venture Growth BDC Corp.	86,850	1,235,875

TOTAL COMMON STOCKS
(Cost $2,588,026)		$2,767,032

	Rate	Maturity	Principal Amount	Value
COLLATERALIZED LOAN OBLIGATIONS EQUITY(a)- 94.29%
Ares XLIX CLO, Ltd.(b)(c)	13.93%(d)	07/22/2030	$3,600,000	$2,968,474
Dryden 33 Senior Loan Fund(b)(c)	14.53%(d)	04/15/2029	10,000,000	5,777,460
Eaton Vance CLO 2018-1, Ltd.(b)(c)	12.30%(d)	10/15/2030	3,000,000	2,592,183
ICG US CLO 2019-2, Ltd.(b)(c)(e)	18.60%(d)	11/21/2019	4,500,000	4,500,000
MidOcean Credit CLO X Warehouse LLC(b)(c)(e)	17.40%(d)	11/20/2027	3,165,953	3,165,953
Neuberger Berman CLO XXIII, Ltd.(b)(c)(f)	13.80%(d)	10/17/2027	2,936,000	1,864,777
Neuberger Berman Loan Advisers CLO 29, Ltd., Class INC(b)(c)	14.30%(d)	10/19/2031	2,000,000	1,433,898
Neuberger Berman Loan Advisers CLO 29, Ltd., Class SPRI(b)(c)	13.80%(d)	10/19/2031	89,130	96,012
TCP Whitney CLO, Ltd.(b)(c)	17.33%(d)	08/20/2029	11,500,000	9,826,198
THL Credit Wind River 2018-2 CLO, Ltd.(b)(c)	14.44%(d)	07/15/2030	531,000	471,901

TOTAL COLLATERALIZED LOAN OBLIGATIONS EQUITY
(Cost $32,828,948)				$32,696,856

	Rate	Maturity	Shares/Principal Amount	Value
SHORT TERM INVESTMENTS-54.67%
Money Market Fund - 17.18%
First American Government Obligations Fund	(7 Day Yield 2.30%)		5,958,250	$5,958,250

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2019	3

Flat Rock Opportunity Fund	Schedule of Investments

June 30, 2019 (Unaudited)

	Rate	Maturity	Shares/Principal Amount	Value
U.S. Treasury - 37.49%
United States Treasury Bill(g)	0.62%	07/02/2019	$13,000,000	$12,999,303

TOTAL SHORT TERM INVESTMENTS
(Cost $18,957,575)				18,957,553

TOTAL INVESTMENTS - 156.94%
(Cost $54,374,549)				54,421,441
LIABILITIES IN EXCESS OF OTHER ASSETS - (56.94)%				(19,744,369)
NET ASSETS - 100.00%				$34,677,072

(a)	Collateralized Loan Obligations (“CLO”) Equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the CLO equity positions are updated generally once a quarter or on a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. Total fair value of the securities is $32,696,856, which represents approximately 94.29% of net assets as of June 30, 2019.

(b)	Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees.

(c)	The level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

(d)	Estimated yield.

(e)	Positions represent investments in a warehouse facility, which is a financing structure intended to aggregate loans that may be used to form the basis of a CLO position.

(f)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities are not restricted and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $1,864,777, which represents approximately 5.38% of net assets as of June 30, 2019.

(g)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

See Notes to Financial Statements.

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Flat Rock Opportunity Fund	Statement of Assets and Liabilities

June 30, 2019 (Unaudited)

ASSETS:
Investments, at fair value (Cost: $54,374,549)	$54,421,441
Due from broker	440,000
Receivable for fund shares sold	412,876
Interest receivable	288,276
Prepaid expenses and other assets	49,293
Total Assets	55,611,886

LIABILITIES:
Payable to custodian due to overdraft	365,930
Payable for fund investment purchased	20,463,075
Payable to Adviser	36,708
Payable for fund accounting and administration fees	2,916
Payable for custodian fees	2,793
Payable for audit fees	15,616
Payable to transfer agent	14,138
Payable to trustees and officers	10
Other accrued expenses	33,628
Total Liabilities	20,934,814
Net Assets	$34,677,072

NET ASSETS CONSIST OF:
Paid-in capital	$35,060,375
Total distributable earnings (accumulated deficit)	(383,303)
Net Assets	$34,677,072

PRICING OF SHARES:
Net Assets	$34,677,072
Shares of beneficial interest outstanding
(Unlimited number of shares, at $0.001 par value per share)	1,751,716
Net Asset Value Per Share and Offering Price Per Share	$19.80

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2019	5

Flat Rock Opportunity Fund	Statement of Operations

For the Six Months Ended June 30, 2019 (Unaudited)

INVESTMENT INCOME:
Dividend income	$204,634
Interest income	1,325,542
Total Investment Income	1,530,176

EXPENSES:
Management fees	158,143
Incentive fees	269,315
Accounting and administration fees	121,882
Legal fees	38,589
Transfer agent fees and expenses	36,805
Audit fees	20,616
Printing expenses	8,480
Custodian expenses	5,404
Insurance expenses	3,452
Registration expenses	1,706
Trustee expenses	4
Miscellaneous expenses	3,018
Total fees and expenses before waiver/reimbursement	667,414
Less fees and expenses waived/reimbursed by investment adviser:	(334,921)
Net Expenses	332,493
Net Investment Income	1,197,683

REALIZED AND UNREALIZED GAIN:
Net realized gain on:
Investments	44,693
Net change in unrealized appreciation/depreciation on:
Investments	579,113
Net Realized and Unrealized Gain on Investments	623,806
Net Increase in Net Assets Resulting from Operations	$1,821,489

See Notes to Financial Statements.

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Flat Rock Opportunity Fund	Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2019 (Unaudited)	For the Period July 2, 2018 (Commencement of Operations) to December 31, 2018
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,197,683	$596,338
Net realized gain/(loss)	44,693	(612,899)
Long-term capital gain distributions from other investment companies	–	1,857
Net change in unrealized appreciation/depreciation	579,113	(532,221)
Net increase/(decrease) in net assets resulting from operations	1,821,489	(546,925)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions paid	(1,130,684)	(527,183)
Net decrease in net assets from distributions to shareholders	(1,130,684)	(527,183)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	17,644,566	15,255,309
Reinvestment of distributions	445,987	214,200
Cost of shares repurchased	(366,058)	(133,629)
Net increase in net assets from capital share transactions	17,724,495	15,335,880

Net Increase in Net Assets	18,415,300	14,261,772

NET ASSETS:
Beginning of period	16,261,772	2,000,000
End of period	$34,677,072	$16,261,772

OTHER INFORMATION:
Share Transactions:
Shares sold	894,538	749,391
Shares issued in reinvestment of distributions	22,816	10,766
Shares repurchased	(18,714)	(7,081)
Net increase in shares outstanding	898,640	753,076

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2019	7

Flat Rock Opportunity Fund	Statement of Cash Flows

For the Six Months Ended June 30, 2019 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$1,821,489
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(15,587,498)
Proceeds from sale of investment securities	7,529,371
Purchase of short-term investment securities	(8,958,211)
Amortization of premium and accretion of discount on investments	413,699
Net realized (gain)/ loss on:
Investments	(44,693)
Net change in unrealized (appreciation)/ depreciation on:
Investments	(579,113)
(Increase)/ Decrease in assets:
Due from Adviser, net	231,604
Interest receivable	(146,513)
Prepaid expenses and other assets	(49,293)
Increase/(Decrease) in liabilities:
Payable for capital contributions	(293,474)
Payable to Adviser	36,708
Payable for fund accounting and administration fees	(66,595)
Payable for custodian fees	10
Payable for audit fees	(19,384)
Payable to transfer agent	(24,749)
Payable to trustees and officers	4
Other accrued expenses	(33,665)
Net cash used in operating activities	(15,770,303)

CASH FLOWS FROM FINANCING ACTIVITIES:
Decrease in payable to custodian due to overdraft	(370,632)
Proceeds from shares sold	17,231,690
Cost of shares repurchased	(366,058)
Cash distributions paid	(684,697)
Net cash provided by financing activities	15,810,303

Net increase in cash and restricted cash	40,000

Cash and restricted cash, beginning of period	$400,000
Cash and restricted cash, end of period	$440,000

See Notes to Financial Statements.

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Flat Rock Opportunity Fund	Statement of Cash Flows

For the Six Months Ended June 30, 2019 (Unaudited)

Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions:	$445,987

Reconciliation of restricted cash as of the beginning of the period to the Statement of Assets and Liabilities
Due from broker	$400,000
Reconciliation of restricted cash as of the end of the period to the Statement of Assets and Liabilities
Due from broker	$440,000

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2019	9

Flat Rock Opportunity Fund	Financial Highlights

For a share outstanding throughout the periods presented

	For the Six Months Ended June 30, 2019 (Unaudited)		For the Period July 2, 2018 (Commencement of Operations) to December 31, 2018
Net asset value - beginning of period	$19.06		$20.00
Income/(loss) from investment operations:
Net investment income(a)	1.05		0.99
Net realized and unrealized gain/(loss) on investments(a)	0.69		(1.26)
Total income/(loss) from investment operations	1.74		(0.27)

Less distributions:
From net investment income	(1.00)		(0.67)
Total distributions	(1.00)		(0.67)
Net increase/(decrease) in net asset value	0.74		(0.94)
Net asset value - end of period	$19.80		$19.06

Total Return(b)	9.36	%(c)	(1.44	%)(c)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$34,677		$16,262
Ratio of expenses to average net assets excluding fee waivers and reimbursements	5.76	%(d)	7.51	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.87	%(d)	0.89	%(d)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements	7.45	%(d)	3.36	%(d)
Ratio of net investment income to average net assets including fee waivers and reimbursements	10.34	%(d)	9.99	%(d)
Portfolio turnover rate	31	%(c)	131	%(c)

(a)	Based on average shares outstanding during the period.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Annualized.

See Notes to Financial Statements.

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Flat Rock Opportunity Fund	Notes to Financial Statements

June 30, 2019 (Unaudited)

1. ORGANIZATION

Flat Rock Opportunity Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as a non-diversified, closed-end management investment company. The shares of beneficial interest of the Fund (the "Shares") are continuously offered under Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"). The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act, and has adopted a fundamental policy to conduct quarterly repurchase offers at net asset value (“NAV”).

The Fund’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation.

The Fund was incorporated as a Delaware statutory trust on February 12, 2018 pursuant to a Declaration of Trust governed by and interpreted in accordance with the laws of the State of Delaware. The Fund had no operations from that date to July 2, 2018, other than those related to organizational matters and the registration of its shares under applicable securities laws.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company under U.S. GAAP and follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services - Investment Companies.

Use of Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

Security Valuation: The Fund will determine the Net Asset Value (“NAV”) of its shares daily, on each day that the New York Stock Exchange (“NYSE”) is open for business, as of the close of regular trading (normally, 4:00 p.m., Eastern time).

Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade.

Short-term debt securities having a remaining maturity of 60 days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts, which approximates fair value.

Semi-Annual Report | June 30, 2019	11

Flat Rock Opportunity Fund	Notes to Financial Statements

June 30, 2019 (Unaudited)

Collateralized loan obligations (“CLOs”) are generally not traded on a national securities exchange and instead are valued utilizing a market approach. The market approach is a method of determining the valuation of a security based on the selling price of similar securities. The types of factors that may be taken into account in pricing CLOs include:

●	the yield of similar CLOs where pricing is available in the market;

●	the riskiness of the underlying pool of loans;

●	structural features of the CLO including weighted average life test, liability pricing, management fees, covenant cushions and net asset value.

The Fund’s Valuation Committee under the guidance of the Board of Trustees (the “Board”) is responsible for the valuation of the Fund’s portfolio investments for which market quotations are not readily available, as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. The Board has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the valuation policy to the Adviser.

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level and supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the U.S. Treasury yield curve and credit quality.

The Fund may elect to engage one or more third-party valuation firms to provide assistance to the Valuation Committee and the Board in valuing certain of the Fund’s investments. The Valuation Committee may evaluate the impact of such additional information, and factor it into its consideration of fair value.

Federal Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1983, as amended. Accordingly, the Fund will generally not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that are timely distributed to shareholders. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute at least 90% of its investment company taxable income each year to its shareholders.

As of and during the six months ended June 30, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes. Interest income from investments in the “equity” class of collateralized loan obligation (“CLO”) funds will be recorded based upon an estimate of an effective yield to expected maturity utilizing assumed cash flows in accordance with FASB ASC 325-40, Beneficial Interests in Securitized Financials Assets.

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Flat Rock Opportunity Fund	Notes to Financial Statements

June 30, 2019 (Unaudited)

Distributions to Shareholders: The Fund normally pays dividends, if any, monthly, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and interest income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year.

3.  FAIR VALUE MEASUREMENTS

The Fund utilizes various inputs to measure the fair value of its investments. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 -	Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.

Level 2 -	Significant observable inputs (including quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data).

Level 3 -	Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of the investments) to the extent relevant observable inputs are not available, for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Semi-Annual Report | June 30, 2019	13

Flat Rock Opportunity Fund	Notes to Financial Statements

June 30, 2019 (Unaudited)

The following table summarizes the inputs used to value the Fund's investments under the fair value hierarchy levels as of June 30, 2019:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$2,767,032	$–	$–	$2,767,032
Collateralized Loan Obligations Equity	–	–	32,696,856	32,696,856
Money Market Fund	5,958,250	–	–	5,958,250
U.S. Treasury	–	12,999,303	–	12,999,303
Total	$8,725,282	$12,999,303	$32,696,856	$54,421,441

The following is a reconciliation of the fair value of investments for which the Fund has used Level 3 unobservable inputs in determining fair value as of June 30, 2019:

Collateralized Loan Obligations Equity
Balance as of December 31, 2018	$14,075,211
Accrued discount/ premium	(413,699)
Realized Gain/(Loss)	–
Change in Unrealized Appreciation/(Depreciation)	114,425
Purchases	23,920,919
Sales Proceeds	(5,000,000)
Transfer into Level 3	–
Transfer out of Level 3	–
Balance as of June 30, 2019	$32,696,856
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2019	$114,425

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund's investments that are categorized in Level 3 of the fair value hierarchy as of June 30, 2019:

Asset Class	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Input Value(s)
Collateralized Loan Obligations Equity	$24,934,891	Third-party vendor pricing service	Broker Quotes	N/A

	$7,761,965	Acquisition Cost	N/A	N/A

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Flat Rock Opportunity Fund	Notes to Financial Statements

June 30, 2019 (Unaudited)

4.  INVESTMENT ADVISORY SERVICES AND OTHER AGREEMENTS

Flat Rock Global, LLC (the “Adviser”) serves as the investment adviser to the Fund pursuant to the terms of an investment advisory agreement (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Adviser provides the Fund such investment advice as it deems advisable and furnishes a continuous investment program for the Fund consistent with the Fund’s investment objective and strategies. As compensation for its management services, the Fund pays the Adviser a management fee of 1.375% (as a percentage of the average daily value of total assets), paid quarterly in arrears, calculated based on the average daily value of total assets at the end of the two most recently completed quarters.

Additionally as defined in the Advisory Agreement, the Fund pays the Adviser an incentive fee calculated each quarter as follows: no incentive fee will be payable in any quarter in which the Pre-Incentive Fee Net Investment Income does not exceed a quarterly return of 1.75% per quarter (or an annualized hurdle rate of 7.00%) on Adjusted Capital, 100% of Pre-Incentive Fee Net Investment Income that exceeds the quarterly return or annualized hurdle rate but is less than or equal to 2.0586% of Adjusted Capital in any quarter (also referred to as the "catch-up") will be payable to the Adviser, and 15% of the Fund's Pre-Incentive Fee Net Investment Income that exceeds 2.0586% of Adjusted Capital in any quarter. The catch-up feature allows the Adviser to recover foregone incentive fees that were previously limited by the hurdle rate.

The Adviser has voluntarily agreed to waive its management fee and incentive fee (and to the extent necessary, bear other expenses of or make payments to the Fund) throughout the six months ended June 30, 2019. During the six months ended June 30, 2019, the Adviser waived and/or reimbursed $334,921. This waiver is not contractual and may be terminated at any time. The voluntary waiver increased Pre-Incentive Fee Net Investment Income, and as such, increased the incentive fee in the Statement of Operations, as well as increased the expenses waived.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s Administrator and Accounting Agent and receives customary fees from the Fund for such services.

DST Systems Inc., an affiliate of ALPS, serves as transfer, dividend paying and shareholder servicing agent for the Fund.

U.S. Bank N.A. serves as the Fund’s custodian.

The Fund has entered into a Distribution Agreement with ALPS Distributors, Inc. (the "Distributor"), an affiliate of ALPS, to provide distribution services to the Fund. The Distributor serves as principal underwriter/distributor of shares of the Fund.

ALPS, DST Systems Inc., U.S. Bank N.A., and the Distributor are not considered affiliates of the Fund as defined under the 1940 Act.

Semi-Annual Report | June 30, 2019	15

Flat Rock Opportunity Fund	Notes to Financial Statements

June 30, 2019 (Unaudited)

5.  REPURCHASE OFFERS

The Fund conducts quarterly repurchase offers of no less than 5% and no more than 25% of the Fund’s outstanding shares. Repurchase offers in excess of 5% are made solely at the discretion of the Board of Trustees and investors should not rely on any expectation of repurchase offers in excess of 5%. In the event that a repurchase offer is oversubscribed, shareholders may only be able to have a portion of their shares repurchased.

Quarterly repurchases occur in the months of March, June, September and December. A Repurchase Offer Notice will be sent to shareholders at least 21 calendar days before the Repurchase Request Deadline, which is ordinarily on the third Friday of the month in which the repurchase occurs. The repurchase price will be the Fund’s NAV determined on the repurchase pricing date, which is ordinarily expected to be the Repurchase Request Deadline. Payment for all shares repurchased pursuant to these offers will be made not later than seven calendar days after the repurchase pricing date.

During the period ended June 30, 2019, the Fund completed two quarterly repurchase offers. In these offers, the Fund offered to repurchase no less than 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The result of the repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	February 8, 2019	May 17, 2019
Repurchase Request Deadline	March 15, 2019	June 21, 2019
Repurchase Pricing Date	March 15, 2019	June 21, 2019
Amount Repurchased	$196,873	$169,185
Shares Repurchased	10,191	8,523

6.  PORTFOLIO INFORMATION

Purchases and sales of securities for the six months ended June 30, 2019, excluding short-term securities, were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$26,051,172	$6,812,193

7.  TAXES

Classification of Distributions

Distributions are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP, and therefore, may differ significantly in amount or character from net investment income and realized gains for financial statement purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

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Flat Rock Opportunity Fund	Notes to Financial Statements

June 30, 2019 (Unaudited)

The tax character of distributions paid by the Fund during the fiscal period ended December 31, 2018, was as follows:

Ordinary Income	Tax-Exempt Income	Distributions paid from Long-Term Capital Gain	Return of Capital	Total
$527,183	$–	$–	$–	$527,183

Tax Basis of Investments

Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of June 30, 2019, was as follows:

Gross Appreciation (excess of value over tax)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
$200,268	$(345,633)	$(145,365)	$54,566,806

8.  RISK FACTORS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. The following list is not intended to be a comprehensive listing of all of the potential risks associated with the Fund. The Fund’s prospectus provides a detailed discussion of the Fund’s risks and considerations.

Credit Risk: The Fund places its cash with a banking institution, which is insured by Federal Deposit Insurance Corporation (FDIC). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

CLO Risk: In addition to the general risks associated with debt securities and structured products, CLOs carry additional risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. In addition, at the time of issuance, the CLO may not be fully invested. Until the CLO is fully invested, the debt service of the CLO may exceed the amount of interest earned from the CLO’s portfolio. Though not exclusively, the Fund will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested. The Fund may recognize phantom taxable income from its investments in the subordinated tranches of CLOs and structured notes.

Semi-Annual Report | June 30, 2019	17

Flat Rock Opportunity Fund	Notes to Financial Statements

June 30, 2019 (Unaudited)

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than the face value of their investment.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could adversely affect the Fund’s operating results and cash flows.

The Fund’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to the Fund on its CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. The Fund’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on the Fund’s net assets.

BDC Risk: A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high quality debt securities. BDC securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. The BDC securities that the Fund invests in may leverage their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that the BDC’s common share income will fall if the distribution rate of the preferred shares or the interest rate on any borrowings rises. A significant portion of a BDC’s investments are recorded at fair value as determined by its board of directors which may create uncertainty as to the value of the BDC’s investments. In addition, by investing in BDCs, the Fund may incur upfront and ongoing fees relating to its purchase of shares of BDCs, and fees payable by such BDCs to compensate their management teams through asset-based fees, including: (i) a base management fee in the range of 2.0% of such fund’s total assets; and (ii) an incentive fee in the range of 20% of such BDC’s net investment income, and in most cases in the range of 20% of such BDC’s capital gains. The Fund’s shareholders will indirectly bear a portion of such expenses.

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Flat Rock Opportunity Fund	Notes to Financial Statements

June 30, 2019 (Unaudited)

Liquidity Risk: The securities issued by CLOs generally offer less liquidity than below investment grade or high-yield corporate debt, and are subject to certain transfer restrictions imposed on certain financial and other eligibility requirements on prospective transferees. Other investments the Fund may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Fund’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Fund from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

LIBOR Risk: The CLOs in which the Fund invests typically obtain financing at a floating rate based on LIBOR. Regulators and law enforcement agencies from a number of governments, including entities in the United States, Japan, Canada and the United Kingdom, have conducted or are conducting civil and criminal investigations into whether the banks that contributed to the British Bankers’ Association, or the “BBA,” in connection with the calculation of daily LIBOR may have been under-reporting or otherwise manipulating or attempting to manipulate LIBOR. Several financial institutions have reached settlements with the Commodity Futures Trading Commission, the U.S. Department of Justice and the United Kingdom Financial Conduct Authority, or “FCA,” in connection with investigations by such authorities into submissions made by such financial institutions to the bodies that set LIBOR and other interbank offered rates. In such settlements, such financial institutions admitted to submitting rates to the BBA that were lower than the actual rates at which such financial institutions could borrow funds from other banks. Additional investigations remain ongoing with respect to other major banks. There can be no assurance that there will not be additional admissions or findings of rate-setting manipulation or that manipulations of LIBOR or other similar interbank offered rates will not be shown to have occurred. On July 9, 2013, it was announced that the NYSE Euronext Rate Administration Limited would take over the administration of LIBOR from the BBA, subject to authorization from the Financial Conduct Authority and following a period of transition. Accordingly, ICE Benchmark Administration Limited (formerly NYSE Euronext Rate Administration Limited) assumed this role on February 1, 2014. Any new administrator of LIBOR may make methodological changes to the way in which LIBOR is calculated or may alter, discontinue, or suspend calculation or dissemination of LIBOR. Any of such actions or other effects from the ongoing investigations could adversely affect the liquidity and value of the Fund’s investments. Further, additional admissions or findings of manipulation may decrease the confidence of the market in LIBOR and lead market participants to look for alternative, non-LIBOR based types of financing, such as fixed rate loans or bonds or floating rate loans based on non-LIBOR indices. An increase in alternative types of financing at the expense of LIBOR-based CLOs may impair the liquidity of the Fund’s investments. Additionally, it may make it more difficult for CLO issuers to satisfy certain conditions set forth in a CLO’s offering documents.

On July 27, 2017, the FCA announced that it will no longer persuade or compel banks to submit rates for the calculation of LIBOR rates after 2021 (the “FCA Announcement”). The FCA Announcement indicates that the continuation of LIBOR on the current basis (or at all) cannot and will not be guaranteed after 2021 and that planning a transition to alternative reference rates that are based firmly on transactions, such as reformed Sterling Over Night Index Average (“SONIA”) must begin. Furthermore, in the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the Alternative Reference Rates Committee (“ARRC”) of the Federal Reserve Board and the Federal Reserve Bank of New York. On June 22, 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad U.S. treasuries repo financing rate to be published by the Federal Reserve Bank of New York, as the rate that, in the consensus view of the ARRC, represented best practice for use in certain new U.S. dollar derivatives and other financial contracts. The first publication of SOFR was released in April 2018. Although there have been a few issuances utilizing SONIA and SOFR, it remains in question whether or not these alternative reference rates will attain market acceptance as replacements for LIBOR.

Semi-Annual Report | June 30, 2019	19

Flat Rock Opportunity Fund	Notes to Financial Statements

June 30, 2019 (Unaudited)

At this time, it is not possible to predict the effect of the FCA Announcement other regulatory changes or announcements, the establishment of SOFR, SONIA or any other alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on the Fund’s net investment income cannot yet be determined.

As LIBOR is currently being reformed, investors should be aware that: (a) any changes to LIBOR could affect the level of the published rate, including to cause it to be lower and/or more volatile than it would otherwise be; (b) if the applicable rate of interest on any CLO security is calculated with reference to a tenor which is discontinued, such rate of interest will then be determined by the provisions of the affected CLO security, which may include determination by the relevant calculation agent in its discretion; (c) the administrator of LIBOR will not have any involvement in the CLOs or loans and may take any actions in respect of LIBOR without regard to the effect of such actions on the CLOs or loans; and (d) any uncertainty in the value of LIBOR or, the development of a widespread market view that LIBOR has been manipulated or any uncertainty in the prominence of LIBOR as a benchmark interest rate due to the recent regulatory reform may adversely affect the liquidity of the securities in the secondary market and their market value. Any of the above or any other significant change to the setting of LIBOR could have a material adverse effect on the value of, and the amount payable under, (i) any underlying asset of the CLO which pay interest linked to a LIBOR rate and (ii) the CLO securities in which the Fund invests.

If no replacement conventions develop, it is uncertain what effect broadly divergent interest rate calculation methodologies in the markets will have on the price and liquidity of CLO securities and the ability of the collateral manager to effectively mitigate interest rate risks. While the issuers and the trustee of a CLO may enter into a reference rate amendment or the collateral manager may designate a designated reference rate, in each case, subject to the conditions described in a CLO indenture, there can be no assurance that a change to any alternative benchmark rate (a) will be adopted, (b) will effectively mitigate interest rate risks or result in an equivalent methodology for determining the interest rates on the floating rate instrument, (c) will be adopted prior to any date on which the issuer suffers adverse consequences from the elimination or modification or potential elimination or modification of LIBOR or (d) will not have a material adverse effect on the holders of the CLO securities.

In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of the CLOs in which the Fund invests, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities which could have an adverse impact on the Company’s net investment income and portfolio returns.

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Flat Rock Opportunity Fund	Notes to Financial Statements

June 30, 2019 (Unaudited)

9.  BENEFICIAL OWNERSHIP

As of June 30, 2019, beneficial owners owning more than 25% of the voting securities for the benefit of their customers are listed below:

Shareholder Name	Percentage Interest
TD Ameritrade	45.06%
Charles Schwab & Co	28.42%

10. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 changed the amortization period for certain callable debt securities held at a premium. Specifically, it required the premium to be amortized from the earliest call date. The Fund has adopted and applied ASU 2017-08 noting that it had no effect on the financial statements.

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – changes to the Disclosure Requirements for Fair Value Measurements, which amended guidance on the disclosure requirements for fair value measurement. The update to Topic 820 includes added, eliminated, and modified disclosure requirements for investments measured at fair value. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. The impact of the amended guidance on the Fund was the removal of the requirement to disclose (a) amount of and reasons for transfers between Level 1 and 2 fair value measurements, (b) the valuation process for Level 3 fair value measurements, and (c) the policy for timing of transfers between levels. The Fund has evaluated the impact of this ASU and has adopted the changes into the Fund’s financial statements.

11. COMMITMENTS

In the normal course of business, the Fund enters into contracts that may contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

As of June 30, 2019, the Fund had an unfunded capital commitment of $834,047 to MidOcean Credit CLO X Warehouse, LLC.

Semi-Annual Report | June 30, 2019	21

Flat Rock Opportunity Fund	Notes to Financial Statements

June 30, 2019 (Unaudited)

12. SUBSEQUENT EVENTS

The Fund has evaluated events and transactions through the date the financial statements were issued and has identified the following events for disclosure in the financial statements:

On August 16, 2019 the Fund notified shareholders of its quarterly offer to repurchase up to 5% of its issued and outstanding common shares of beneficial interest at a price equal to the net asset value at the close of regular trading hours on the New York Stock Exchange on September 20, 2019. The repurchase offer will end on September 20, 2019, unless extended.

Subsequent to June 30, 2019, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
July 15, 2019	July 12, 2019	July 26, 2019	$0.167
August 13, 2019	August 12, 2019	August 28, 2019	$0.167

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Flat Rock Opportunity Fund	Additional Information

June 30, 2019 (Unaudited)

PROXY VOTING

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request by calling 1-212-596-3413, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30th is available on the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge, upon request, by contacting the Fund at 1-212-596-3413, or on the SEC’s website at http://www.sec.gov.

PRIVACY NOTICE

We are committed to protecting the privacy of our shareholders. This privacy notice explains the privacy policies of the Fund and its affiliates. This notice supersedes any other privacy notice shareholders may have received from us.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about shareholders. The only information we collect from shareholders is their name, address, number of shares held and their social security number. This information is used only so that we can send shareholders annual reports, semi-annual reports and other information about the Fund, and send shareholders other information required by law.

We do not share this information with any non-affiliated third party except as described below.

●	Authorized employees of the Adviser. It is our policy that only authorized employees of the Adviser who need to know a shareholder’s personal information will have access to it.
●	Service providers. We may disclose a shareholder’s personal information to companies that provide services on our behalf, such as record keeping, processing the shareholder’s trades and mailing the shareholder information. These companies are required to protect the shareholder’s information and use it solely for the purpose for which they received it.
●	Courts and government officials. If required by law, we may disclose a shareholder’s personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.

Semi-Annual Report | June 30, 2019	23

Must be accompanied or preceded by a Prospectus.

ALPS Distributors, Inc. is the Distributor for the Flat Rock Opportunity Fund.

Item 2.    Code of Ethics.

Not applicable to semi-annual report.

Item 3.    Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.    Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.    Audit Committee of Listed Registrants.

Not applicable to semi-annual report.

Item 6.    Investments.

(a)	The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this report.
(b)	Not applicable to Registrant.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual report.
(b)	Not applicable to Registrant.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.   Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.   Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.   Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.   Exhibits.

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	None.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FLAT ROCK OPPORTUNITY FUND

By:	/s/ Robert K. Grunewald
Robert K. Grunewald
President and Chief Executive Officer (Principal Executive Officer)

Date:	September 9, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert K. Grunewald
Robert K. Grunewald
President and Chief Executive Officer (Principal Executive Officer)

Date:	September 9, 2019

By:	/s/ Richard A. Petrocelli
Richard A. Petrocelli
Chief Financial Officer (Principal Financial Officer)

Date:	September 9, 2019